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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   October 30, 2003


                        HORACE MANN EDUCATORS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                       1-10890                  37-0911756
(State of incorporation)       (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)


              1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: 217-789-2500

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Forward-looking Information

      Statements included in the accompanying press release that state Horace Mann Educators Corporation's (the "Company") or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company's public filings with the Securities and Exchange Commission.

Item 7:  Financial Statements and Exhibits

         (c)  Exhibits.
              99.1 Press release dated October 30, 2003 reporting financial results for the three and nine month periods ended September 30, 2003.

Item 12: Disclosure of Results of Operations and Financial Condition

      On October 30, 2003, Horace Mann Educators Corporation issued a press release reporting its financial results for the three and nine month periods ended September 30, 2003. A copy of the press release is attached as Exhibit
99.1 and is incorporated by reference herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HORACE MANN EDUCATORS CORPORATION


                                    By:        /s/ Bret A. Conklin
                                       -----------------------------------------
                                       Name:  Bret A. Conklin
                                       Title: Senior Vice President & Controller
                                              (Principal Accounting Officer)

Date: October 30, 2003

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